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                                                                  EXHIBIT 10.113

                               FOURTH AMENDMENT TO
                              AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into effective as of February 1,2000 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP , a Delaware limited partnership (the "Lender"), and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                    RECITALS:

         A. The parties executed that certain Amended and Restated Credit and Security Agreement dated as of May 21,1997, as amended by that certain First Amendment to Amended and Restated Credit and Security Agreement dated as of August 11, 1998, by that certain Second Amendment to Amended and Restated Credit and Security Agreement dated as of September 21, 1998, and by that certain Third Amendment to Amended and Restated Credit and Security Agreement dated as of March 11,1999 (collectively, the "Original Agreement"). All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Original Agreement.

         B. The parties wish to modify the Original Agreement to defer the principal and interest payments that would otherwise be due on the first Business Day of February, May, August and November 2000 until the first Business Day of February 2001.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 2.2. Section 2.2(a) of the Original Agreement is hereby amended by the addition of the following sentence to the end thereof:

         The Borrower and the Lender hereby agree that the principal that would otherwise be due on the first Business Day of February, May, August and November 2000 shall be deferred until, and shall be due on, the first Business Day of February 2001.

         2. Section 2.3. Section 2.3(c) of the Original Agreement is hereby amended by the addition of the following sentence to the end thereof:

         The Borrower and the Lender hereby agree that the interest that would otherwise be due on the first Business Day of February, May, August and November 2000 shall be deferred until, and shall be due on, the first Business Day of February 2001.

         3. Remainder of Original Agreement. Except as amended hereby, the Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.



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         4. Counteparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same document.

         5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         6. Governing Law and Severability. This Amendinent shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law.

         IN WITNESS WHEREOF, the parties below have executed this Amendinent effective as of the date first written above.


                                  CRESCENT OPERATING, INC.

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:




                                        CRESCENT REAL ESTATE EQUITIES
                                        LIMITED PARTNERSHIP

                                        By: Crescent Real Estate Equities, Ltd.,
                                            its general partner

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:
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